UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2022

SABRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)

(682) 605-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	SABR	The Nasdaq Stock Market LLC
6.50% Series A Mandatory Convertible Preferred Stock	SABRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    Effective October 20, 2022, the Board of Directors (the “Board”) of Sabre Corporation (“Sabre”) elected Rachel Gonzalez as a director. There are no arrangements or understandings between Ms. Gonzalez and other persons pursuant to which she was selected as a director, and Ms. Gonzalez has not been appointed to any committees of the Board at this time. Ms. Gonzalez served as Executive Vice President, General Counsel, Law and Corporate Affairs of Starbucks Corporation, a premier roaster, marketer and retailer of specialty coffee, from 2018 to 2022, and as its Corporate Secretary from 2018 to 2021. Prior to joining Starbucks, Ms. Gonzalez served as Executive Vice President and Chief Administrative Officer of Sabre from May 2017 to March 2018, and as Sabre’s Executive Vice President and General Counsel from September 2014 to May 2017. Ms. Gonzalez serves as a director of Electronic Arts Inc., a digital interactive entertainment company, and as an observer to the Board of Directors of Vacasa, Inc., a vacation rental management platform. Sabre has not entered into any transactions with Ms. Gonzalez that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Ms. Gonzalez will participate in Sabre’s non-employee director compensation program. Currently under this program, she is entitled to receive a $90,000 annual retainer. In addition, currently under the program she is entitled to receive a one-time restricted stock unit award with a grant date value of $400,000, vesting ratably over four years from the date of grant, in connection with her election to the Board of Directors, and an annual restricted stock unit award on March 15 of each year with a grant date value of $160,000, vesting in full on the first anniversary of the date of grant.

A copy of the news release announcing the election of Ms. Gonzalez to Sabre’s Board is attached as Exhibit 99.1.

Item 9.01.	Exhibits

(d)	Exhibits

99.1	Press Release, dated October 20, 2022.

104	Cover Page Interactive Data File—formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation

Dated: October 20, 2022	By:	/s/ Shawn Williams
	Name: Title:	Shawn Williams
Executive Vice President and Chief People Officer